EXHIBIT 10.2(B)

AMENDMENT NO. 2 to

AMENDED AND RESTATED PATENT AND TECHNOLOGY

LICENSE AGREEMENT

This Amendment No. 2 to Amended and Restated Patent and Technology License Agreement (“Amendment No. 2), effective as of March 25, 2016 (the “Amendment No. 2 Effective Date”), is entered into by and between Fred Hutchinson Cancer Research Center, a Washington state non-profit organization having offices at 1100 Fairview Avenue North, Seattle, Washington 98109 (“FHCRC”) and Juno Therapeutics, Inc., a Delaware corporation having offices located at 307 Westlake Avenue North, Suite 300, Seattle Washington 98109 (“LICENSEE”).

WHEREAS, FHCRC and LICENSEE entered into an Amended and Restated Patent and Technology License Agreement with an effective date of October 16, 2013, as amended by Amendment No. 1 thereto entered into as of October 22, 2015 (“the Original Agreement”); and

WHEREAS, the parties wish to amend the Original Agreement under the terms and conditions herein.

NOW THEREFORE, in consideration of the premises and mutual promises set forth in this Amendment No. 2, and other good and valuable consideration, the exchange, receipt and sufficiency of which are acknowledged, FHCRC and LICENSEE hereby agree as follows:

1.	Definitions. The term “Agreement” as used in this Amendment No. 2 and in the Original Agreement shall mean the Original Agreement as amended hereby. Except as otherwise set forth herein, the capitalized terms used herein and in the Original Agreement shall have the meaning set forth in the Original Agreement. Section 2 of the Original Agreement is hereby amended to incorporate the below additional definitions at the end of Section 2 of the Original Agreement:

“2.22 “[***]” means [***].

2.23 “IND” means (i) an Investigational New Drug application as defined and in 21 CFR 312.3 and all amendments and supplements thereto filed with the FDA or (ii) an equivalent application filed with any equivalent foreign agency or governmental authority including all documents, data and other information concerning use of an investigational pharmaceutical product which are necessary for gaining Regulatory Approval to ship and use such product in clinical investigations.

2.24 “Regulatory Approval” means any approvals (including supplements, amendments, pre- and post-approvals and price approvals), licenses, registrations or authorizations (including any designations of an indication for a Product as an “Orphan Product” under the Orphan Drug Act), howsoever called, of any Regulatory Authority, which are necessary for the distribution, importation, exportation, manufacture, production, use, storage, transport or clinical testing and/or sale of a product or process in a regulatory jurisdiction. Regulatory Approval will not include any site license for a LICENSEE manufacturing facility.”

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

2.	Survival of Agreement Terms. Except as expressly set forth herein, the terms and conditions of the Original Agreement shall remain in full force and effect. In the event of any conflict between the terms and conditions of this Amendment No. 2 and the Original Agreement the terms and conditions set forth in this Amendment No. 2 shall control with respect to the subject matter hereof.

3.	Amendment. The amendment made hereby are made pursuant to Section 15.1 of the Original Agreement.

4.	Consideration. As additional consideration for adding provisional application United States serial number [***] entitled “[***]” and filed on [***] (“[***] Technology”) to Exhibit A of the Original Agreement, LICENSEE will pay [***] within [***] after LICENSEE’s receipt from FHCRC of an invoice therefor.

4.1.	In addition, LICENSEE shall pay to FHCRC payments for the first achievement of DEVELOPMENT MILESTONES incorporating [***] Technology as follows:

4.1.1. A payment of [***] upon achievement of [***].

4.1.2. A payment of [***] upon [***].

4.1.3. A payment of [***] upon [***].

5.	Exhibit A. Exhibit A of the Original Agreement is hereby deleted and replaced in its entirety with the Exhibit A attached hereto.

6.	Miscellaneous. This Amendment No. 2 may be executed in two (2) or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument, with facsimile and .pdf signatures binding as if originally executed. No agreements altering or supplementing the terms hereof will be made except by a written document signed by both parties. This Amendment No. 2 will be governed by, construed and enforced in accordance with the internal laws of the State of Washington, without giving effect to principles and provisions thereof relating to conflict or choice of laws irrespective of the fact that any one of the parties is now or may become a resident of a different state.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

IN WITNESS WHEREOF, the parties have caused this Amendment No. 2 to be signed by their duly authorized representatives as of the Amendment No. 2 Effective Date.

FRED HUTCHINSON CANCER	JUNO THERAPEUTICS, INC.
RESEARCH CENTER

/s/ Nicole C. Robinson	/s/ Hans Bishop
Signature	Signature

Nicole C. Robinson, Ph.D.	Hans Bishop
Printed Name	Printed Name

VP, Business Development & Industry Relations	Chief Executive Officer
Title	Title

April 4, 2016	4.4.16
Date	Date

EXHIBIT A

PATENT RIGHTS

(as of March 23,2016)

Seed IP Ref # (360056-)	Application No.	Publication No.	File Date	Publication Date

407 Family (FHCRC Ref # [***])

[***]

412 Family (FHCRC Ref # [***])

[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[***]

425 Family (FHCRC Ref # [***])

[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[***]

427 Family (FHCRC Ref # [***])

[***]

433 Family (FHCRC Ref # [***])

[***]

[***] Technology Family (FHCRC Ref # [***])

[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.